UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 14, 2026

CALAVO GROWERS, INC.

(Exact name of registrant as specified in its charter)

California	000-33385	33-0945304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1141-A Cummings Road, Santa Paula, California 93060

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (805) 525-1245

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CVGW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 (this “Amendment”) to the Current Report on Form 8-K of Calavo Growers, Inc. (the “Company”) amends the Company’s Current Report on Form 8-K, which was filed with the Securities and Exchange Commission on January 14, 2026 (the “Original Report”). Due to a clerical error, an incorrect version of the form of Retention Agreement (as defined below) was filed with the Original Report as Exhibit 10.1. This Amendment amends and restates in its entirety Exhibit 10.1 filed with the Original Report with an updated Exhibit 10.1 filed herewith, and amends Item 5.02 of the Original Report to clarify the severance provisions of the Retention Agreements (as defined below). Other than as described above, this Amendment does not amend any other information previously filed in the Original Report.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Original Report, on January 14, 2026, the Company entered into Executive Retention Agreements with James Snyder, the Company’s Chief Financial Officer and Ronald Araiza, Executive Vice President of Calavo Foods Division (each a “Retention Agreement” and collectively, the “Retention Agreements”), which amend in part the compensatory provisions of their existing offer letters.

This Amendment clarifies that the Retention Agreements provide that, in the event either executive resigns for Good Reason or is terminated by the Company without Good Cause (each as defined in the applicable Retention Agreement), he will be entitled to receive severance equal to one year of his then current annual base salary, subject to execution of a release.

The foregoing description of the Retention Agreements does not purport to be complete and is qualified by reference to the full text of each agreement, a form of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
	10.1	Form of Executive Officer Retention Agreement
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Calavo Growers, Inc.
March 2, 2026
	By:	/s/ B. John Lindeman
	Name:	B. John Lindeman
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

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